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[*]  Confidential treatment has been requested with respect to the information contained within the "[*]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.


                                LICENSE AGREEMENT


        This License Agreement (the "Agreement") is made and is effective as of September 26, 1997, by and between SEEQ Technology Incorporated, a Delaware corporation, with a place of business at 47200 Bayside Parkway, Fremont, California 94538, United States of America ("SEEQ") and Silicon Integrated Systems Corporation, a Taiwan corporation, with a place of business at No. 16 Creation Road 1, Science-Based Industrial Park, Hsin Chu, Taiwan, Republic of China ("SiS"). Either SEEQ or SiS may be referred as a "Party" or collectively as the "Parties".

1.      Definitions

        For purposes of this Agreement, the following terms shall have the meanings set forth adjacent to them:

        A.     [*] designed and produced by SEEQ.

        B. Combo Chip: A device that SiS will produce incorporating Intellectual Property Rights embodied in the [*].


        C. Intellectual Property Rights means and includes all intangible, intellectual, proprietary and industrial property rights, and all tangible embodiments thereof wherever located, including but not limited to the following: (i) all copyrights and other rights in works of authorship including all registrations and applications therefor; (ii) all mask works and other rights pertaining to semiconductors, including cell libraries, microcode, tapes, tape-outs and netlist rights, including all registrations and applications therefor; (iii) all patents and patent applications, patentable ideas, inventions and innovations; (iv) all knowhow and trade secrets; (v) all design and code documentation, methodologies, processes, design information, formulas, engineering specifications, technical data, testing procedures, drawings and techniques and other proprietary information and material of any kind; (vi) all documentation, records, databases, drafts, designs, code, drawings and algorithms; and (vii) any and all translations of any of the foregoing.


2.             SiS' PRINCIPAL OBLIGATIONS

        A. License Fee: For the rights granted to SiS hereunder, SiS will pay the following fee in U.S. Dollars due as specified:

               1. For the Intellectual Property Rights embodied in the [*], $[*] (the "license fee"), due per SEEQ's standard terms and conditions.


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               2. SiS and SEEQ acknowledge that the license fee is subject to a withholding tax of twenty percent (20%) imposed by the government of Taiwan. SIS will apply for, and use its best efforts to obtain, a waiver by the government of Taiwan of such twenty percent (20%) withholding tax.


3.      INTELLECTUAL PROPERTY RIGHTS

        A.     OWNERSHIP

               1. Except as expressly set forth herein, SEEQ retains all right, title and interest in and to the Intellectual Property Rights embodied in the [*] and the same are proprietary to SEEQ, and SEEQ retains all right, title and interest in and to such Intellectual Property Rights. Any portion of the Intellectual Property Rights embodied in the [*] incorporated into the Combo Chip are licensed without the right to sublicense, not sold, to SiS solely for the purposes, and subject to the applicable limitations, set forth herein.

               2. Protection of Confidential Information. Each party agrees to take responsible measures to preserve the secrecy of all confidential information of the other party contained or embodied in the Combo Chip to avoid any disclosure which would forfeit trade secret protection for such confidential information.


        B.     LICENSE GRANTS

               1. Subject to the terms and conditions of this Agreement, SEEQ hereby grants to SiS a worldwide, nonexclusive, nontransferable license, without the right to sublicense, to SEEQ's Intellectual Property Rights embodied in the [*] solely for the purpose of SiS's development of the Combo Chip.

         4.           LIMITATIONS ON LIABILITY.

                      NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER LIABILITY IS BASED ON BREACH OF CONTRACT, BREACH OF WARRANTY (EXPRESS, IMPLIED OR OTHERWISE) OR OTHERWISE, AND WHETHER ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE, INTENTIONAL ACTS AND STRICT LIABILITY) OR OTHERWISE, AND IRRESPECTIVE OF WHETHER THE PARTIES HAVE ADVISED OR BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES. IN NO EVENT SHALL EITHER PARTY'S LIABILITY HEREUNDER EXCEED $[*].


5.      REPRESENTATIONS & WARRANTIES; DISCLAIMERS, CONSEQUENTIAL DAMAGES

        A.     REPRESENTATIONS & WARRANTIES

               1. Subject to the limitations of this Article 5, SEEQ represents and warrants to SiS as follows:


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

                      a. As of the Effective Date: (1) Except for material in the public domain, either (i) SEEQ was the sole and exclusive legal and equitable owner of, and held good and marketable title to the Intellectual Property Rights embodied in the [*] and/or (ii) to the extent all or a portion of the Intellectual Property Rights embodied in the [*] were licensed by SEEQ from third parties, SEEQ has license rights from its licensors sufficient to permit SEEQ to perform its obligations under this Agreement; (2) the Intellectual Property Rights embodied in the [*] were not subject to any lien, security interest, royalty obligation or other interest or claim of any kind;
(3) SEEQ and/or its licensors had the sole right to bring actions for infringements of any Intellectual Property Rights embodied in the [*]; and (4) none of the Intellectual Property Rights embodied in the [*] was subject to any escrow.

                      b. To the best knowledge of SEEQ: (1) the Intellectual Property Rights embodied in the [*] and the marketing, reproduction or use of the Intellectual Property Rights embodied in the [*] did not infringe upon any patent, copyright, trade secret or other proprietary right of any third party;
(2) none of the Intellectual Property Rights embodied in the [*] were being infringed upon by others; and (3) none of the Intellectual Property Rights embodied in the [*] were subject to any outstanding order or judgment.

                      c. To the best knowledge of SEEQ, all SEEQ employees who had been directly involved in the development of the Intellectual Property Rights embodied in the [*] had executed confidentiality and non-disclosure agreements covering the source code and other non-public information contained in the Intellectual Property Rights embodied in the [*].

                      d. The Intellectual Property Rights embodied in the [*] materially conformed to the specifications contained in the user manual and documentation therefor.

        B.     DISCLAIMERS

               Except as expressly set forth in Section 5-A and elsewhere in this Agreement, SEEQ hereby disclaims making any representations or warranties, whether arising by implication, estoppel or otherwise, and, more specifically, makes no warranty that the Intellectual Property Rights embodied in the [*] will be accurate, sufficient, or suitable for use by SiS or any intended use by SiS and SEEQ assumes no responsibility or liability for damages, whether direct, indirect, consequential or incidental which might arise out of use by SiS of said Intellectual Property Rights embodied in the [*].

               1.     NO OTHER WARRANTIES.

                      EACH PARTY UNDERSTANDS AND AGREES THAT THE COMBO CHIP WILL BE TESTED, USED AND MARKETED AT ITS SOLE RISK AND EXPENSE. EACH PARTY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT WITH RESPECT TO THE COMBO CHIP AND IS SUITABLE OR OTHERWISE FIT FOR USE IN OR IN CONNECTION WITH ANY CHIP THAT SUCH OTHER PARTY MAY NOW OR HEREAFTER DEVELOP OR SEEK TO DEVELOP, AND FOR ANY OTHER USE OR PURPOSE.

        C.     NO CONSEQUENTIAL DAMAGES

                      NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR



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ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES ARISING OUT
OF OR RELATING TO THIS AGREEMENT, WHETHER LIABILITY IS BASED ON BREACH OF CONTRACT, BREACH OF WARRANTY (EXPRESS, IMPLIED OR OTHERWISE) OR OTHERWISE, AND WHETHER ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT Chip LIABILITY) OR OTHERWISE, AND IRRESPECTIVE OF WHETHER THE PARTIES HAVE ADVISED OR BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES. IN NO EVENT SHALL EITHER PARTY'S LIABILITY HEREUNDER EXCEED $[*].


        IN WITNESS WHEREOF, the parties have had this Agreement executed by their respective authorized offices on the date written below.

By and on behalf of

SEEQ TECHNOLOGY INCORPORATED,
a Delaware corporation

By:  Phillip Salsbury

Its:  Chief Executive Officer

Date:   11/14/97


By and on behalf of

SILICON INTEGRATED SYSTEMS CORPORATION,
a Taiwan corporation

By:  Samuel Liu

Its:  President

Date: 10/28/97



[*] Confidential treatment has been requested with respect to the information contained within the "[*]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.


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